Exhibit 99.2

Masco Corporation

Unaudited Pro Forma Consolidated Financial Information

On June 30, 2015, after the New York Stock Exchange market closing, the previously-announced separation (the “Separation”) of TopBuild Corp. (“TopBuild”) from Masco Corporation (“Masco”) was completed. The Separation of TopBuild, which comprises Masco’s former installation and other services businesses, was achieved through Masco’s distribution of 100% of the shares of TopBuild to holders of Masco common stock as of the record date of June 19, 2015.

The following unaudited pro forma condensed consolidated statements of operations of Masco for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013, and 2012 have been prepared as though the Separation occurred on January 1, 2012.  The following unaudited pro forma condensed consolidated balance sheet of Masco as of March 31, 2015 has been prepared as though the Separation occurred on March 31, 2015.

The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what Masco’s financial position or results of operations would have been had the Separation occurred on the dates indicated and are not necessarily indicative of Masco’s future financial position and future results of operations.  Beginning with Masco’s quarterly report for second quarter of 2015, TopBuild’s historical financial results for periods prior to the Separation will be reflected in Masco’s consolidated financial statements within discontinued operations.

The information in the TopBuild Separation column in the unaudited pro forma condensed consolidated statements of operations was derived from Masco’s unaudited financial statements for the three months ended March 31, 2015 and Masco’s audited financial statements for the years ended December 31, 2014, 2013, and 2012, adjusted to include certain costs that are directly attributable to TopBuild and are factually supportable, and to exclude corporate overhead costs that were previously allocated to TopBuild for each period, as described in TopBuild’s Registration Statement on Form 10 (No. 001-36870). The information in the TopBuild’s Separation column in the unaudited pro forma condensed consolidated balance sheet was derived from Masco’s unaudited financial statements as of March 31, 2015, adjusted to include certain assets and liabilities that are directly attributable to TopBuild and are factually supportable.

The Pro Forma Adjustments column in the unaudited pro forma condensed consolidated statements reflects additional pro forma adjustments which are described in the accompanying notes.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related notes to these financial statements and with Masco’s historical consolidated financial statements and the related notes included in Masco’s previous filings with the Securities and Exchange Commission.

MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2015

(In millions, except per share amounts)

	Masco Historical	TopBuild’s Separation (A)	Notes	Pro Forma Masco Continuing Operations
Net Sales	$2,018	$(358)		$1,660
Cost of sales	1,450	(285)		1,165
Gross profit	568	(73)		495
Selling, general and administrative expenses	397	(67)		330
Operating profit	171	(6)		165
Interest expense	(56)	—		(56)
Other, net	1	—		1
Income from continuing operations before income taxes	116	(6)		110
Income tax expense	43	(3)	(B)	40
Income from continuing operations	$73	$(3)		$70

Income from continuing operations attributable to Masco Corporation	$64	$(3)		$61

Basic income per common share attributable to Masco Corporation:
Income from continuing operations	$.18			$.17
Weighted average shares outstanding	344			344

Diluted income per common share attributable to Masco Corporation:
Income from continuing operations	$.18			$.17
Weighted average shares outstanding	347			347

MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(In millions, except per share amounts)

	Masco Historical	TopBuild’s Separation (A)	Notes	Pro Forma Masco Continuing Operations
Net Sales	$8,521	$(1,515)		$7,006
Cost of sales	6,134	(1,188)		4,946
Gross profit	2,387	(327)		2,060
Selling, general and administrative expenses	1,607	(260)		1,347
Income for litigation settlements	(9)	—		(9)
Impairment charge for other intangible assets	1	—		1
Operating profit	788	(67)		721
Interest expense	(225)	—		(225)
Other, net	12	(1)		11
Income from continuing operations before income taxes	575	(68)		507
Income tax (benefit) expense	(333)	(28)	(B)	(361)
Income from continuing operations	$908	$(40)		$868

Income from continuing operations attributable to Masco Corporation	$861	$(40)		$821

Basic income per common share attributable to Masco Corporation:
Income from continuing operations	$2.42			$2.31
Weighted average shares outstanding	349			349

Diluted income per common share attributable to Masco Corporation:
Income from continuing operations	$2.39			$2.28
Weighted average shares outstanding	352			352

MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(In millions, except per share amounts)

	Masco Historical	TopBuild’s Separation (A)	Notes	Pro Forma Masco Continuing Operations
Net Sales	$8,173	$(1,412)		$6,761
Cost of sales	5,918	(1,116)		4,802
Gross profit	2,255	(296)		1,959
Selling, general and administrative expenses	1,582	(235)		1,347
Operating profit	673	(61)		612
Interest expense	(235)	—		(235)
Other, net	12	(3)		9
Income from continuing operations before income taxes	450	(64)		386
Income tax expense	111	(25)	(B)	86
Income from continuing operations	$339	$(39)		$300

Income from continuing operations attributable to Masco Corporation	$298	$(39)		$259

Basic income per common share attributable to Masco Corporation:
Income from continuing operations	$.83			$.72
Weighted average shares outstanding	350			350

Diluted income per common share attributable to Masco Corporation:
Income from continuing operations	$.83			$.72
Weighted average shares outstanding	352			352

MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(In millions, except per share amounts)

	Masco Historical	TopBuild’s Separation (A)	Notes	Pro Forma Masco Continuing Operations
Net Sales	$7,495	$(1,209)		$6,286
Cost of sales	5,539	(978)		4,561
Gross profit	1,956	(231)		1,725
Selling, general and administrative expenses	1,535	(237)		1,298
Charge for litigation settlements	77	(76)		1
Impairment charge for other intangible assets	42	—		42
Operating profit	302	82		384
Interest expense	(254)	—		(254)
Other, net	25	—		25
Income from continuing operations before income taxes	73	82		155
Income tax expense	91	(25)	(B)	66
(Loss) income from continuing operations	$(18)	$107		$89

(Loss) income from continuing operations attributable to Masco Corporation	$(53)	$107		$54

Basic (loss) income per common share attributable to Masco Corporation:
(Loss) income from continuing operations	$(.16)			$.15
Weighted average shares outstanding	349			349

Diluted (loss) income per common share attributable to Masco Corporation:
(Loss) income from continuing operations	$(.16)			$.15
Weighted average shares outstanding	349			349

MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2015

(In millions, except share and per share amounts)

	Masco Historical	TopBuild Separation (A)	Pro Forma Adjustments	Notes	Pro Forma Masco Continuing Operations
ASSETS
Current assets:
Cash and cash investments	$1,578	$140	$—		$1,718
Short-term bank deposits	197	—	—		197
Receivables	1,248	(217)	—		1,031
Inventories	863	(104)	—		759
Deferred income taxes	219	—	—		219
Prepaid expenses and other	74	(4)	—		70
Total current assets	4,179	(185)	—		3,994
Property and equipment, net	1,106	(92)	—		1,014
Goodwill	1,878	(1,044)	—		834
Other intangible assets, net	158	(3)	—		155
Other assets	147	46	—		193
Total assets	$7,468	$(1,278)	$—		$6,190

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$506	$—	$—		$506
Accounts payable	1,019	(197)	—		822
Accrued liabilities	682	(75)	11	(C)	618
Total current liabilities	2,207	(272)	11		1,946
Long-term debt	3,418	—	—		3,418
Other liabilities	770	(42)	—		728
Deferred income taxes	114	(114)	—		—
Total liabilities	6,509	(428)	11		6,092
Equity:
Preferred shares — 1,000,000 shares authorized; none issued and outstanding	—	—	—		—
Common shares - $1 par value; Authorized shares: 1,400,000,000; issued and outstanding: 342,600,000	343	—	—		343
Paid-in capital	—	—	—		—
Retained earnings (deficit)	606	(850)	(11)	(D)	(255)
Accumulated other comprehensive loss	(180)	—	—		(180)
Total Masco Corporation’s shareholders’ equity	769	(850)	(11)		(92)
Noncontrolling interest	190	—	—		190
Total equity	959	(850)	(11)		98
Total liabilities and equity	$7,468	$(1,278)	$—		$6,190

MASCO CORPORATION

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A)                               The information in the TopBuild Separation column in the unaudited pro forma condensed consolidated statements of operations was derived from Masco’s unaudited financial statements for the three months ended March 31, 2015 and Masco’s audited financial statements for the years ended December 31, 2014, 2013, and 2012, adjusted to include certain costs that are directly attributable to TopBuild and are factually supportable, and to exclude corporate overhead costs that were previously allocated to TopBuild for each period. The information in the TopBuild Separation column in the unaudited pro forma condensed consolidated balance sheet was derived from Masco’s unaudited financial statements as of March 31, 2015, adjusted to include certain assets and liabilities that are directly attributable to TopBuild and are factually supportable. The TopBuild Separation column also reflects the $200 million cash distribution from TopBuild prior to the Separation from proceeds of third party debt incurred by TopBuild on the date of Separation, reduced by approximately $60 million, which represents TopBuild’s cash balance on the date of Separation.

(B)                               Represents the tax impact of the Separation of TopBuild from Masco.  Masco’s effective tax rate following the Separation could be either higher or lower than that used to calculate its pro forma provision for income taxes, depending on activities subsequent to the Separation of TopBuild from Masco.

(C)                               Reflects additional one-time costs of $11 million expected to be incurred subsequent to March 31, 2015.  One-time costs incurred by Masco for the three months ended March 31, 2015 and year ended December 31, 2014 were $4 million and $6 million, respectively.  Masco expects to incur and pay an aggregate of approximately $21 million of one-time costs associated with the Separation, including legal and advisory costs.

(D)                               Shareholders’ equity was adjusted for the pro forma adjustments specified in Notes (A) and (C), including the cash distribution of $200 million from TopBuild, reduced by approximately $60 million representing TopBuild’s cash balance on the date of Separation.